EXHIBIT 23.2

                              ARTHUR ANDERSEN LLP
               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



     As independent certified public accountants, we hereby consent to the incorporation by reference in this Form S-8 Registration Statement of our report dated February 21, 1997, included in Steiner Leisure Limited's Form 10-K for the year ended December 31, 1996, and to all references to our Firm included in this Registration Statement.





/s/ ARTHUR ANDERSEN LLP

Miami, Florida
November 10, 1997

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